UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 8, 2019
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 8 - Other Events

Item 8.01 Other Events.

Segment Realignment

Effective for the first quarter of 2019, CVS Health Corporation (the “Company”) realigned the composition of its segments to correspond with changes to its operating model and reflect how its Chief Operating Decision Maker reviews information and manages the business. As a result of this realignment, the Company’s SilverScript® Medicare Part D prescription drug plan moved from the Pharmacy Services segment to the Health Care Benefits segment. In addition, the Company moved Aetna Inc’s (“Aetna”) mail order and specialty pharmacy operations from the Health Care Benefits segment to the Pharmacy Services segment. Prior period segment financial information has been recast to conform to the 2019 presentation.

The Company began to report under the new structure effective with the filing of the Quarterly Report on Form 10-Q for the three months ended March 31, 2019.

This Current Report on Form 8-K (the “Form 8-K”) updates and supersedes the information in the following sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) to reflect retrospective application of the Company’s segment realignment to conform to the new segment presentation:

•	“Item 1. Business” of the 2018 Form 10-K, which is filed herewith as Exhibit 99.1 and incorporated by reference into this Item 8.01.

•
“Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations” included as part of Exhibit 13.1 of the 2018 Form 10-K, which is filed herewith as a portion of Exhibit 99.2 and incorporated by reference into this Item 8.01.

•
“Item 8. Financial Statements and Supplementary Data” (Consolidated Financial Statements), included as part of Exhibit 13.1 of the 2018 Form 10-K, which is filed herewith as a portion of Exhibit 99.2 and incorporated by reference into this Item 8.01.

In the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019 and June 30, 2019, the Company adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2018 and for the three and six months ended June 30, 2018 to reflect the retrospective application of the Company’s segment realignment. Accordingly, the Company is filing this Form 8-K so that the Company’s annual operating financial statement and other information for years prior to January 1, 2019 incorporated by reference in any document that the Company has filed or may file from time to time with the SEC that has been impacted by the Company’s segment realignment would reflect the segment realignment.

Except as specifically set forth above relating to the Company’s segment realignment, the information in this Form 8-K does not reflect any event or development occurring after February 28, 2019, the date the Company filed the 2018 Form 10-K. For a discussion of events and developments subsequent to the filing of the 2018 Form 10-K, please refer to the Company’s Securities and Exchange Commission (“SEC”) filings since that date.

Pro Forma Condensed Combined Statement of Operations

The unaudited pro forma condensed combined statement of operations of the Company and Aetna for the year ended December 31, 2018 is filed herewith as Exhibit 99.3 and incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of CVS Health and Aetna for the year ended December 31, 2018 is filed herewith as Exhibit 99.3.

(d)    Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

23.1	Consent of Ernst & Young LLP

99.1	Item 1. Business, which is included as part of the Company’s 2018 Form 10-K and revised to reflect the Company’s segment realignment.

99.2
Portions of the Company’s 2018 Annual Report which was included as Exhibit 13.1 to the Company’s 2018 Form 10-K, which includes “Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8. Financial Statements and Supplementary Data” (Consolidated Financial Statements), revised to reflect the Company’s segment realignment.

99.3	Unaudited pro forma condensed combined statement of operations of CVS Health Corporation and Aetna Inc. for the year ended December 31, 2018.
101       The following from the Company’s Form 10-K, reflecting the Company’s segment realignment, formatted in iXBRL (Inline Extensible Business Reporting Language): (i) the Consolidated Statements of Operations, (ii) the Consolidated Statements of Comprehensive Income, (iii) the Consolidated Balance Sheets, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Shareholders’ Equity and (vi) the related Notes to Consolidated Financial Statements. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: August 8, 2019	By:	/s/ Eva C. Boratto
Eva C. Boratto
Executive Vice President and Chief Financial Officer